 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2022

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation for Named Executive Officers

On April 22, 2022, the Board of Directors (the “Board”) of Domo, Inc. (the “Company”), upon the recommendation of the Board’s Compensation Committee, approved annual base salaries for the Company’s Chief Executive Officer (“CEO”) and Chief Operating Officer and Executive Vice President of Engineering (“COO”), effective in each case of March 1, 2022; established fiscal year 2023 bonus opportunities for the CEO and COO; approved annual long-term equity grants of restricted stock units (“RSUs”) for the CEO and COO; and approved one-time promotion grants of RSUs to the CEO and COO and a one-time promotion grant of performance-based restricted stock units (“PSUs”) to the CEO:

	Annual Base Salary (effective March 1, 2022)	FY 2023 Bonus Opportunity	RSUs(1)	PSUs(4)
John Mellor Chief Executive Officer	$450,000	$425,000	167,223(2)	71,667
Catherine Wong Chief Operating Officer and Executive Vice President of Engineering	$450,000	$325,000	142,139(3)	—

(1) RSUs vest over four years, with 25% vesting on March 21, 2023 and the remainder vesting quarterly over the following 48 months, subject to continued service.
(2) Includes 47,778 RSUs, which is a one-time promotion grant of RSUs valued at $2,000,000 (based on the closing sales price of a share of the Company’s Class B common stock on the RSUs’ grant date, and with any resulting fractional share rounded down to the nearest whole share) pursuant to the Company’s 2018 Equity Incentive Plan (the “Plan”).
(3) Includes 53,750 RSUs, which is a one-time promotion grant of RSUs valued at $2,250,000 (based on the closing sales price of a share of the Company’s Class B common stock on the RSUs’ grant date, and with any resulting fractional share rounded down to the nearest whole share) pursuant to the Plan.
(4) In addition to time- and service-based vesting requirements, 1/3 of the PSUs will vest upon the Company’s Class B common stock achieving a 30-day volume-weighted average price ("Company VWAP") of $60/share, 1/3 of the PSUs will vest upon the Company’s Class B common stock achieving a Company VWAP of $70/share and 1/3 of the PSUs will vest upon the Company’s Class B common stock achieving a Company VWAP of $90/share.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: April 27, 2022	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer